EXHIBIT 99.1



                        CERTIFICATION OF PERIODIC REPORT


I, Eric Margenau, Chief Executive Officer of The Orlando Predators Entertainment, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-KSB of the Company for the annual period ended September 30, 2002 (the "Report") fully complies with the requirements of
     Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: January 14, 2002



                                                        /s/ Eric Margenau
                                                        -----------------
                                                        Eric Margenau
                                                        Chief Executive Officer

                        CERTIFICATION OF PERIODIC REPORT


I, Keli Davis, Chief Financial Officer of The Orlando Predators Entertainment, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-KSB of the Company for the annual period ended September 30, 2002 (the "Report") fully complies with the requirements of
     Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: January 14, 2002



                                                      /s/ Keli Davis
                                                      --------------
                                                      Keli Davis
                                                      Chief Financial Officer